                                                                     EXHIBIT 4.4

                                 March 8, 1995



                                    WAIVER




Varco International, Inc.
743 North Eckhoff Street
Orange, California 92668
Attention: Chief Financial Officer

Ladies & Gentlemen:

     Reference is made to (i) the Note Agreement dated as of July 1, 1992 (as amended, modified or supplemented by amendment or waiver, the "Note Agreement") between Varco International, Inc. (the "Company") and the Purchasers named in
Schedule 1 thereto and (ii) the Notice of Default, dated March 8, 1995 (the "Notice of Default") from the Company to the undersigned. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Agreement.

     The undersigned hereby (1) acknowledges receipt of the Notice of Default;
(2) waives the Events of Default under the Note Agreement described in the Notice of Default and any right to accelerate or other right of the undersigned attendant thereto; (3) confirms the Company's understanding that (a) the Subject Investments (as such term is defined in the Notice of Default) will not be included in any future determination of Restricted Payments for the purposes of
Section 7.8 of the Note Agreement and (b) the disposition of the Subject Investments and any past or future disposition of short-term investments does not constitute a Disposition of assets for the purposes of Section 7.11 of the Note Agreement.

     This Waiver shall become effective when executed and delivered by
Purchasers holding at least 66-2/3% in aggregate principal amount of the Notes outstanding and, with respect to the waiver of the Event of Default under the Note Agreement arising from the Event of Default under the Credit Agreement, upon the waiver by Citicorp USA, Inc. and Citibank, N.A. of such Event of
Default.
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     This Waiver may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                                         KEMPER INVESTORS LIFE INSURANCE
                                         COMPANY

                                         By:  /s/
                                             --------------------------------
                                         Title:  Authorized Signatory


                                         By:  /s/
                                             --------------------------------
                                         Title:  Authorized Signatory



                                         FEDERAL KEMPER LIFE ASSURANCE
                                         COMPANY

                                         By:  /s/
                                             --------------------------------
                                         Title:


                                         By:  /s/
                                             --------------------------------
                                         Title:  Authorized Signatory



                                         FIDELITY LIFE ASSOCIATION

                                         By:  /s/
                                             --------------------------------
                                         Title:  Authorized Signatory


                                         By:  /s/
                                             --------------------------------
                                         Title:



                                         AMERICAN MANUFACTURERS MUTUAL
                                         INSURANCE COMPANY

                                         By:  /s/
                                             --------------------------------
                                         Title:  Authorized Signatory


                                         By:  /s/
                                             --------------------------------
                                         Title:  Authorized Signatory

                                         JOHN HANCOCK MUTUAL LIFE
                                         INSURANCE COMPANY


                                         By: /s/
                                             --------------------------------
                                         Title: Investment Officer



                                         JOHN HANCOCK VARIABLE LIFE
                                         INSURANCE COMPANY


                                         By: /s/
                                             --------------------------------
                                         Title:


                                         JOHN HANCOCK LIFE INSURANCE
                                         COMPANY OF AMERICA


                                         By: /s/
                                             --------------------------------
                                         Title:



                                         MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY


                                         By: /s/
                                             --------------------------------
                                         Title: Vice President



                                         CENTRAL LIFE ASSURANCE COMPANY


                                         By: /s/
                                             --------------------------------
                                         Title: Vice President

                                       3